TCW FUNDS, INC.

Supplement Dated October 1, 2007 to

Prospectus Dated February 28, 2007

Under the section titled “Investment Sub-Advisors” at page 31, Société Générale Asset Management International Ltd. is deleted as Sub-Advisor to the TCW Global Equities Fund. There is no change to the individual portfolio manager.

October 1, 2007

TCW IIP 2/2007